Loan Contract

Party A (Borrower): Wunong (Shenzhen) Technology Co., Ltd

Party B (Lender): Xia Changbin

This Loan Contract is hereby made and entered into by and between Party A and Party B through amicable consultation, whereby both parties hereto agree on the following matters.

I. Loan Purpose

As the working capital of Wunong (Shenzhen) Technology Co., Ltd

II. Loan amount

The Borrower borrows RMB 2 (two) million Yuan from the Lender (paid in 2019).

III. Loan interest and payment method

1. Since the date of disbursement of the loan, the annual profit shall be 0% within the loan period specified in the Contract. If the Borrower fails to repay the amount on schedule, the overdue part of the interest rate will be 8%.

2. The loan is paid to the following account number:

Company name: Wunong (Shenzhen) Technology Co., Ltd

Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)

Account number: 44250100006900001704

IV. Term of Loan

The Borrower promises to repay the loan at the interest rate specified in this Contract from January 1, 2019 to December 31, 2020. In case the loan is overdue, the Lender shall have the right to recover the loan within a specified period.

V. Terms Change

When it is necessary to change the contract terms due to the change of interest rate by the state, both parties shall sign the documents for changing the contract as an integral part of the contract.

Ⅵ. Rights & Obligations

The Lender shall have the right to monitor and supervise the use of the Loan and understand the solvency of the Borrower. The Borrower shall provide the relevant information truthfully. If the Borrower fails to use the loan as terms and conditions stipulated in the Contract, the Lender shall have the right to recover part of the loan and impose penalty interest on the default part in accordance with the provisions of the Bank. In case of prepayment by the Lender, the interest shall be reduced as required.

Ⅶ. Settlement of disputes

All disputes in connection with or in execution of this Contract shall be settled through friendly negotiations, or jointly entrusted to a third party approved by both parties for mediation. In case either party is unwilling to negotiate or mediate, or no settlement can be reached through negotiations, either party may file a lawsuit to the people’s court for award.

VIII. For the matter(s) not mentioned or covered (if any) in this Contract shall be settled through the relevant rules and regulations of the Contract Law of the People’s Republic of China.

In Testimony Whereof, this Contract shall come into effect after the Contract in question is signed and sealed by the Parties hereto in duplicate, and either Party will hold one copy, both copies being equally authentic

Lender: Xia Changbin

Borrower:

Date of Signature: January 1, 2019

0408185

Food Distribution License

(Duplicate)

Company Name: Wunong Technology (Shenzhen) Co., Ltd

Social Credit Code: 914403003427480000

Legal Representative (Person in Charge): Xia Changbin

Address: B401, Building 12, Hourui 2nd Industrial Zone, Hourui Community, Hangcheng Sub-district, Bao’an District, Shenzhen City

Business Address: B401, Building 12, Hourui 2nd Industrial Zone, Hourui Community, Hangcheng Sub-district, Bao’an District, Shenzhen City

Business Type: Food distributor (wine wholesaler, online business)

Business Items: sales of prepackaged food (excluding chilled and refrigerated foods); sales of bulk food (excluding chilled and refrigerated foods, bulk cooked food and bulk wine)

Valid to: May 26, 2024

Statement

1. Food Distribution License is the legal documents for food business operators to obtain food, food additives permit.

2. Food Distribution License has the original and the duplicate, and they have the same legal forces and shall be placed at the conspicuous position of the dwelling.

3. Food Distribution License shall not be counterfeited, altered, leased, lent or transferred in other forms.

4. The food business operator shall expand the food business within the approved scope of the license

5. The food business operator shall accept the supervision and management of industrial and commercial administration.

6. The food business operators shall apply the former registration department for changing when the registered proceedings are changed.

7. Before the expiry of 30 days, the food business operator shall in timely manner to the licensing authority for an extension of the Food Production Licence.

License No.: JY14403060985402

Supervision Authority: Bao’an Food and Drug Administration

Supervisor: Appointed by the Supervision Authority

Hotline: 12331

Issuing Authority: Shenzhen Food and Drug Administration (seal)

Issuer: Li Zhong

May 2, 2019

Supervised by State Food and Drug Administration

Corporate Online Banking of China Construction Bank Page 1/1

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 20190412 Voucher No.: Account Details No. - Transaction SN: 2910-4420008000016UPPQJKVE
Payer	Full name: Yang Hanwu	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	ID: 6230583000011077031		Account number: 44250100006900001704
	Opening bank: Ping An Bank		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	Five hundred thousand Yuan Only	Amount in figures:	500,000.00
Purpose	Inter-bank transfer	Cash/Exchange code
Abstract: Self-defined
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.

Corporate Online Banking of China Construction Bank Page 1/1

E-receipt of Online Banking of China Construction Bank
Currency: RMB Yuan Date: 2019129 Voucher No.: Account Details No. - Transaction SN: 1766-44200080016GPKBURWF
Payer	Full name: Xia Changbin	Payee	Full name: Wunong (Shenzhen) Technology Co., Ltd
	ID: 6230583000011077031		Account number: 44250100006900001704
	Opening bank: Ping An Bank		Opening bank: Shenzhen Meilin Branch, CCB (China Construction Bank)
Amount in words:	One point five million Yuan Only	Amount in figures:	1,500,000.00
Purpose	Inter-bank transfer	Cash/Exchange code	Cash
Abstract: Self-defined
Important prompt: the Bank has accepted the transaction successfully, this receipt does not serve as the final basis for the transaction of the payee and the payer. Please print the formal receipt on the second day after the transaction succeeds.